Exhibit 99.1

Citigroup 2007 Global Property CEO Conference March 2007

Safe Harbor In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. In addition, the historical performance described herein is not a guarantee of future performance, which may differ materially from past results. See "Risk Factors" in Archstone-Smith's 2006 Annual Report on Form 10-K for factors which could affect Archstone-Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone- Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Archstone-Smith Profile Includes operating units and units under construction that the company owns or has an ownership position in as of December 31, 2006. As of December 31, 2006. Apartment communities(1) 348 Apartment units(1) 88,011 Equity market capitalization(2) $14.6 billion Total market capitalization(2) $21.0 billion S&P 500 Company Number 954 on the Forbes 2000 Global Ranking Top apartment company in Fortune's 2004 Most Admired Companies List Recognized as One of America's Top 50 Employers for Minorities by Fortune Magazine Recognized as Property Management Company of the Year by the National Association of Home Builders (2006) Alban Towers, Washington, D.C. Archstone Playa del Rey, Southern California Archstone Kendall Square, Boston Archstone Westside, Southern California Archstone Chelsea, New York

"The hallmark of the multiple transactions we have closed with Archstone-Smith has been the integrity and straightforward approach they bring to the bidding and closing process, qualities that are far too rare in large complex transactions. This attitude engenders immense goodwill and ensures that Archstone-Smith will receive most-favored nation treatment in future transactions." Joe Morningstar, Senior Managing Director, Holliday Fenoglio Fowler, L.P. "It's been a great experience to work with a company like Archstone- Smith, and we're excited that they have become the first national apartment company to implement MRI, Intuit's web-based property management system. We think this underscores Archstone-Smith's commitment to leverage innovative solutions to provide a better experience to their customers." Steve Bennett, President and CEO, Intuit "Archstone-Smith's development and acquisition teams are truly industry leaders, and the company's swift and impressive entrance as a major player in the ultra-competitive marketplace of New York City has yielded a valuable collection of signature Manhattan apartment buildings." Roy H. March, CEO, Eastdil Secured, LLC "The people at Archstone-Smith have a demonstrated ability to get tough deals closed. They are focused, intelligent and dedicated. Most important is that they distinguish themselves by consistently delivering as promised whether an agreement is by handshake or in writing." Jerry I. Speyer, President & CEO, Tishman Speyer "Archstone-Smith's exceptional ability to combine size with nimble and competent decisions make them a formidable competitor in the multi-family market. Their integrity is beyond reproach. Our 15-year relationship, has produced over 6,000 units in the Southwestern United States, is well documented, but the hand- shake always memorialized the transaction." Scott Taylor, President, Mark-Taylor, Inc. "Dealing with Archstone-Smith is an absolute pleasure. The acquisition team and attorneys are fair, straight-forward and easygoing. One of my most pleasant experiences in all of my business dealings." Scott Resnick, Jack Resnick & Sons "Archstone-Smith was one of the first companies in the real estate industry to understand the value of a strong national brand and then translate it into operating principles employees could act upon across the entire property portfolio. By giving employees a clearly defined idea of what the brand stands for and a set of core values to guide their behavior; the company has become recognized for providing a distinctly better customer experience for people nationwide." Bill Schneider, Senior Partner, Lippincott & Mercer Management Consulting Relationships Are Everything

Washington, D.C. Metro Area 35% San Francisco Bay Area 12% Seattle 4% Southern California 26% Boston 5% NYC Metro Area 13% Outstanding Portfolio in Protected Markets As of December 31, 2006

Home Price Appreciation Vs. Rent Growth 1999 through 2006. Sources: REIS.com and the National Association of Realtors 1 2 3 5 6 7 a 0.29 0.42 0.39 1.36 1.54 1.94 b 0.12 0.19 0.08 0.38 0.41 0.57 194% 57% 136% 8% 39% 19% 42% 12% 29% 41% 154% 38% Houston Dallas Atlanta New York Washington, D.C. Los Angeles Home price appreciation Rent growth Spread is significantly greater in our largest markets

On $11.2 billion of dispositions, we have achieved a 15.6% unleveraged IRR Results for Archstone-Smith from 1995-2006; for Ameriton from 2000-2006. See page 26 for a description of unleveraged IRR. We have an exemplary track record Our Business Is Being Great Real Estate Investors

Greater New York City Metropolitan Area High-Rise Portfolio Archstone Hoboken 302 units Acquired: Q3/04 TEI: $125.2 million 10 Archstone Chelsea 266 units Acquired: Q3/05 TEI: $196.3 million 9 180 Montague 192 units Acquired: Q2/06 TEI: $103.6 million 11 Archstone Clinton(1) 627 units Under Development TEI: $313.2 million 5 Archstone East 39th 254 units Acquired: Q1/04 TEI: $127.0 million 8 Archstone Midtown West 550 units Acquired: Q1/06 TEI: $348.9 million 6 Archstone Murray Hill 270 units Acquired: Q2/06 TEI: $177.2 million 7 Archstone West 54th 222 units Acquired: Q3/05 TEI: $91.6 million 4 Archstone 101 West End 506 units Acquired: Q2/02 TEI: $213.5 million 3 The Westmont 163 units Acquired: Q3/06 TEI: $96.1 million 2 Key West 207 units Acquired: Q3/06 TEI: $119.3 million 1 4 6 8 10 9 5 11 7 3 2 1 3,559 units $1.9 billion TEI Asset is currently under construction. Total expected investment (TEI) reflects the costs for the entire community before adjustment for our proportionate ownership percentage.

Washington, D.C Portfolio 4 5 3 14 13 12 8 7 9 Wisconsin Place(1) The Kenmore Connecticut Heights The Albemarle Park Connecticut Van Ness South The Consulate 2501 Porter Street Alban Towers Tunlaw Park Tunlaw Gardens Cleveland House Calvert Woodley Corcoran House The Flats at DuPont Circle D.C. Convention Center(1) The Statesman 15 2 11 10 6 The Flats at DuPont Circle, Washington, D.C. Alban Towers, Washington, D.C. 17 16 1 4,868 units $1.1 billion TEI Asset is currently in planning. Total expected investment reflects the costs for the entire community before adjustment for our proportionate ownership percentage.

13 Northern Virginia Portfolio Within Five Miles of the White House 19 16 7 17 14 9 20 1 8 6 12 2201 Wilson Boulevard, Washington, D.C. Metro Area Lofts 590, Washington, D.C. Metro Area Gallery at Rosslyn 2201 Wilson Boulevard Oakwood Arlington Arlington Courthouse Plaza Arlington Courthouse Place Lincoln Towers Ballston Place Gallery at Virginia Square Archstone Columbia Crossing Parc Vista Lofts 590 The Bennington Crystal Towers Crystal Square Water Park Towers Crystal Place Crystal Houses I & II Lofts at Crystal Houses(1) Crystal Plaza The Buchanan 5 4 2 10 11 15 7,949 units $1.6 billion TEI 3 Asset is currently in planning. 18

Los Angeles Portfolio Archstone Santa Monica, Southern California Archstone Marina Del Rey, Southern California 9,211 units $1.9 billion TEI 1 3 20 10 8 21 17 18 2 12 11 19 15 14 6 5 13 4 9 7 16 22 Archstone Agoura Hills Archstone Oak Creek Archstone Calabasas Oakwood Woodland Hills Archstone Warner Center (1) Archstone Studio City I, II, & III Oakwood Toluca Hills Archstone Glendale Los Feliz Archstone Del Mar Station Archstone Old Town Pasadena Archstone Pasadena Archstone Westside Archstone Santa Monica Archstone Santa Monica on Main Street(1) Oakwood Marina Del Rey Archstone Marina Del Rey Archstone Marina Terrace I & II Archstone Playa Del Rey Archstone City Place Archstone Long Beach Oakwood Long Beach Marina Asset is currently under construction.

San Diego Portfolio Archstone Pacific View, Southern California Archstone Presidio View, Southern California 10 8 6 5 4 3 1 7 2 9 Archstone Pacific View Archstone Seascape Archstone Escondido Archstone Torrey Hills Archstone LaJolla Archstone University Towne Center Archstone LaJolla Colony Archstone Mission Valley Archstone Presidio View Archstone Harborview 3,540 units $492.4 million TEI

Orange County Portfolio Archstone Las Flores, Southern California Archstone Placentia Place, Southern California Archstone Placentia Place Archstone Gateway(1) Archstone Fountain Valley Archstone Huntington Beach Archstone Tustin Archstone Las Flores Archstone Aliso Viejo Archstone Aliso Town Center Archstone Mission Viejo 7 3 4 8 6 9 1 5 2,947 units $542.7 million TEI 2 Asset is currently under construction.

San Francisco Bay Area Portfolio 2 1 3 21 15 18 16 20 19 14 7 11 12 5 10 8 17 13 4 6 9 San Francisco Peninsula 1. Archstone Sausalito 2. Oakwood San Francisco 3. Archstone South Market 4. Archstone Fox Plaza 5. Archstone San Bruno I & II(1) 6. Archstone San Mateo 7. Harborside/Redwood Shores Walnut Creek 8. Archstone Walnut Ridge 9. Archstone Walnut Creek Station 10. Archstone Walnut Creek East Bay 11. Archstone Emerald Park 12. Archstone Hacienda 13. Archstone Fremont Center South Bay/Silicon Valley 14. Oakwood Mountain View 15. Archstone Mountain View 16. Archstone Santa Clara 17. Archstone Cupertino 18. Archstone San Jose 19. Oakwood San Jose 20. Archstone Willow Glen 21. Archstone Monterey Grove Archstone San Mateo, San Francisco Bay Area Archstone Fremont Center, San Francisco Bay Area 8,457 units $1.7 billion TEI Phase II of this asset is currently under construction.

Incremental Value in $3.8 Billion Development Pipeline Estimated Sales Cap Rate Incremental Value of Development Pipeline(1) 4.50% 4.75% $2.5 B $2.1 B $1.8 B Number of communities 35 Number of units 12,785 Total expected investment $3.8 B Projected stabilized yield Approximately 7% (1) Reflects management's estimate of the incremental value above total expected investment based on current market values calculated using the projected stabilized yield and sales cap rates shown above.

Pioneering Innovation in the Apartment Industry Archstone-Smith has introduced numerous initiatives that have become (or are becoming) industry standards Revenue Management (LRO) Online Lease Web-Based Property Management System (MRI) Incentive-Based Compensation Web-Based Credit Scoring (SafeRent) Resident Portal Direct debit / ePayments What's Next? Archstone Warner Center, Southern California

Archstone-Smith's General Manager Program Why initiate a General Manager program? 80% of replacement hires come from competitors(1) We are operating in more sophisticated markets Our assets are more complex Require larger teams of employees Often include mixed-use space (retail, parking, etc.) Average rents continue to increase With higher rents, residents have higher service expectations Source: National Apartment Association. Our General Manager program offers a career path that is unique to Archstone-Smith Archstone Midtown West, New York

Who Is The General Manager? General Managers will run our most complex assets Work directly with Vice President of Operations Will have significant autonomy, limited supervision The General Manager candidate Often from the hospitality or restaurant industry Experience running large, complex assets Typically more mobile and willing to relocate Stronger emphasis on customer service than is typical in the apartment industry Extensive experience in employee development Key West, New York The Westmont, New York

The First General Managers San Francisco Bay Area (444 units) B.S. Hotel Administration 8 years with major international hotel chain in positions of increasing responsibility Archstone Studio City, Southern California New York City (782 units) B.S. Hotel Administration 19 years with major international hotel chain in positions of increasing responsibility Washington, D.C. Metro Area (937 units) 19 years with major international hotel chain in positions of increasing responsibility Southern California (827 units) 25 years experience in restaurant industry with a strong emphasis on customer service and personnel development

Ameriton Properties Incorporated Net of income tax and excluding joint venture gains. See footnote 1 on page 26 for a reconciliation of GAAP gains to gross gains for the period presented. IRR is pretax. Leveraging our core competencies Wholly owned subsidiary that utilizes Archstone-Smith's development, acquisition and operating expertise to capitalize on short-term real estate investment opportunities Only public apartment company that is pursuing this type of strategy Cumulative Ameriton dispositions from 2000 - 2006 Cumulative Ameriton dispositions from 2000 - 2006 Cumulative Ameriton dispositions from 2000 - 2006 Number of Units 13,462 Gross Sales Proceeds $1.8 B GAAP Gain, Net $205.7 M Gross Gain on Sale, Net(1) $182.1 M Unleveraged Internal Rate of Return (IRR)(2) 22.6% Lofts at 777 Sixth Avenue, San Diego, CA (Sold: 2002) Esplanade at Hermann Museum Circle, Houston, TX (Sold: 2005) Westchester at Stratford Farm, Leesburg, VA (Sold: 2005)

Ameriton Development Pipeline Including Joint Ventures(1) Communities Units Total Expected Investment Average Stabilized Yield Under Construction & Lease-Up 8 2,756 $480.6 M 7.1% In Planning 14 4,464 $1.1 B 7.1% Total 22 7,220 $1.6 B 7.1% Projected 2007 Starts 10 3,710 $846.8 M 7.4% Amounts shown as of December 31, 2006 and exclude non-apartment transactions. Total expected investment amounts for joint ventures reflect the costs for the entire community before adjustment for our proportionate ownership percentage. Communities Units Total Expected Investment California 6 1,440 $561.1 Washington, D.C. Metropolitan Area 4 1,579 347.4 Houston/Dallas 5 2,066 345.3 Atlanta 3 1,006 147.3 Southeast Florida 2 572 119.3 Phoenix 2 557 81.8 Total 22 7,220 $1.6 B

International Why Germany? Assets sell for significantly less than replacement value Low home ownership rate (43%) Berlin (11%) Huge spread between incomes and rental rates Predictable income stream Revenues should continue to grow Majority of expenses are passed through to residents Extremely low turnover (8% - 12%) DeWAG Managing Directors have more than 60 collective years of German residential experience Strong, long-term relationships with major real estate owners provides DeWAG with unique, off-market acquisition opportunities Highly successful track record of acquiring, operating, repositioning, privatizing and optimizing residential portfolios in Germany Berlin Frankfurt

Comparing Archstone-Smith to Publicly Traded German Residential Companies Wiesbaden Frankfurt Total Units Owned(1) Premium to NAV, If Available GAGFAH 166,000 77%(2) GBWAG 50,000 FDL/Immeo 40,000 Pirelli 23,000 Deutsche Wohen 21,000 20%(3) Archstone-Smith(4) 11,220 Patrizia 9,500 148%(5) Colonia Real Estate 8,000 774%(6) Vivacon 5,000 Estimate per UBS. Deutsche Bank estimate per February 19, 2007 research report. UBS estimate per March 1, 2007 research report. Includes 2,886 units that have been notarized but not yet purchased. Citigroup estimate per January 24, 2007 research report. UBS estimate per March 1, 2007 research report.

Strong Balance Sheet and Financial Flexibility Strong investment grade ratings (BBB+ / Baa1 / A-) Leverage ratios(1) 47.1% debt to undepreciated book capitalization 30.7% debt to total market capitalization Very manageable 20-year debt maturity schedule $600 million line of credit As of December 31, 2006. Archstone Santa Monica, Southern California Archstone Marina del Rey, Southern California Archstone 2000 Commonwealth, Boston Archstone Watertown Square, Boston Gallery at Rosslyn, Washington, D.C. Metro Area

Appendix

This presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described within this presentation. These financial measures, which include Gross Gains and IRR's should not be considered as an alternative to net earnings or any other GAAP measurement of performance or as an alternative to cash flows from operating, investing or financing activities. Furthermore, these non-GAAP financial measures are not intended to be a measure of cash flow or liquidity. Gross Gains/Losses from the disposition of real estate investments is defined as net sales proceeds less the gross investment basis of the asset before accumulated depreciation and impairment for possible loss on real estate investments. Joint venture gain/loss deferrals required under GAAP have also been excluded from Gross Gains/Losses. The primary difference between Gross Gains/Losses and GAAP Gains/Losses is accumulated depreciation, which causes GAAP Gains/Losses to be higher than Gross Gains/Losses. We consider Gross Gains/Losses to be a meaningful supplemental measure of performance because the continued recycling of capital is a fundamental component of our business strategy, and Gross Gains/Losses from the disposition of real estate investments demonstrates the results of our investment activity. Gross Gains/Losses is not intended to be a measure of cash flow or liquidity. IRR's on sold communities refer to the unleveraged internal rate of return calculated by the Company considering the timing and amounts of net operating income during the period owned by the Company, the net sales proceeds and the average undepreciated capital cost of the community during the ownership period, all calculated in accordance with GAAP. The IRR calculations do not include allocations for corporate general and administrative expenses, interest expense or other indirect operating expenses. Therefore, an IRR calculation is not a substitute for net income as a measure of our performance. Management believes that IRR's are an important indicator of the value created during the ownership period. Historical IRR's are not necessarily indicative of IRR's that will be produced in the future. The Company's methodology for calculating IRR's may not be consistent with the methodology used by other companies. Supplemental Information and Reconciliations Reconciliation of GAAP gains to gross gains related to Ameriton disposition activity for 2000 - 2006: GAAP gains on sales, net $205.7 M Less: accumulated depreciation net of related tax impact ($23.6 M) Gross gains on sales, net $182.1 M

Investor Relations Contact: H. Andrew Cantor Group Vice President (303) 708-5959 (800) 982-9293 acantor@archstonesmith.com www.archstonesmith.com